Offerings - Offering: 1	Oct. 09, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(o)	true
Security Type	Equity
Security Class Title	Shares of Beneficial Interest
Amount Registered | shares	1
Proposed Maximum Offering Price per Unit	1,000,000.00
Maximum Aggregate Offering Price	$ 1,000,000.00
Fee Rate	0.0087%
Amount of Registration Fee	$ 87.00